PHOENIX LIFE SCIENCES INTERNATIONAL LIMITED 10-K

EXHIBIT 32.2

Certification of Periodic Financial Report Pursuant to 18 U.S.C. Section 1350

For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,

1.	the undersigned, Geoffrey Boynton, the Chief Financial Officer of Phoenix Life Sciences International Limited (FKA MediJane Holdings, Inc.) (the “Company”), hereby certifies that, to his knowledge:

(i)	the Annual Report on Form 10-K of the Company for the year ended February 28, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 08, 2019

/s/ Geoffrey Boynton

Geoffrey Boynton, Chief Financial Officer